UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2009

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 6, 2009, CenterPoint Energy Houston Electric, LLC (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company and the several Underwriters named in Schedule I to the Underwriting Agreement, relating to the underwritten public offering of $500,000,000 aggregate principal amount of the Company’s 7.00% General Mortgage Bonds, Series U, due 2014 (the “Bonds”). The offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-153916-01), which became effective upon filing with the Securities and Exchange Commission.
     The Bonds are being issued pursuant to a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended, between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), as trustee (the “Trustee”), as supplemented by the Twenty-First Supplemental Indenture thereto, dated as of January 9, 2009, between the Company and the Trustee. The form, terms and provisions of the Bonds are further described in the officer’s certificate of the Company dated January 9, 2009 (the “Officer’s Certificate”) and the prospectus supplement of the Company dated January 6, 2009, together with the related prospectus dated October 9, 2008, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on January 7, 2009, which description is incorporated herein by reference.
     A copy of the Underwriting Agreement, the General Mortgage Indenture, the form of the Twenty-First Supplemental Indenture and the form of Officer’s Certificate have been filed as Exhibits 1.1, 4.1, 4.3 and 4.4, respectively, to this report and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
          (d) Exhibits.
1.1	Underwriting Agreement, dated as of January 6, 2009, among the Company and the several Underwriters named in Schedule I thereto.

4.1	General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(j)(1) to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002).

4.2	Twentieth Supplemental Indenture, dated as of December 9, 2008, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee.

4.3	Form of the Twenty-First Supplemental Indenture, dated as of January 9, 2009, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee.

4.4	Form of Officer’s Certificate, dated as of January 9, 2009, setting forth the form, terms and provisions of the Bonds.

4.5	Form of Bond (included in Exhibit 4.4 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: January 9, 2009	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated as of January 6, 2009, among the Company and the several Underwriters named in Schedule I thereto.

4.1
General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee (incorporated by reference to Exhibit 4(j)(1) to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002).

4.2	Twentieth Supplemental Indenture, dated as of December 9, 2008, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee.

4.3	Form of the Twenty-First Supplemental Indenture, dated as of January 9, 2009, to the General Mortgage Indenture, dated as of October 10, 2002, between the Company and the Trustee.

4.4	Form of Officer’s Certificate, dated as of January 9, 2009, setting forth the form, terms and provisions of the Bonds.

4.5	Form of Bond (included in Exhibit 4.4 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).